Table of Contents
USAA Family of Funds                       1
Message from the President                 2
Investment Review                          4
Message from the Manager                   5
Financial Information:
   Distribution to Shareholders            7
   Independent Auditors' Report            8
   Statement of Assets and Liabilities     9
   Portfolio of Investments in Securities 10
   Notes to Portfolio of Investments      14
   Statement of Operations                15
   Statements of Changes in Net Assets    16
   Notes to Financial Statements          17


Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.




USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.

                         Average Annual Total Return**

    Investment                 Inception                                       Since     7-Day     30-Day***
    Objective                   Date            1 yr      5 yrs     10 yrs    Inception  Simple    SEC
CAPITAL APPRECIATION
Aggressive Growth             10/19/81         39.72      11.12       9.78      -          -         -
Emerging Markets               11/7/94           -          -          -       (.50)       -         -
Gold                           8/15/84          6.88       4.66       2.86      -          -         -
Growth                          4/5/71         26.34      12.37      11.75      -          -         -
Growth & Income                 6/1/93         21.19        -          -      10.49        -         -
International                  7/11/88          4.23       7.89        -       9.33        -         -
World Growth                   10/1/92          7.88        -          -      11.71        -         -
ASSET ALLOCATION
Growth and Tax Strategy++      1/11/89         11.09       8.59        -       8.93        -        4.06
Cornerstone Strategy++         8/15/84          9.25       9.24      12.00      -          -         -
INCOME - TAXABLE
GNMA                            2/1/91         11.00        -          -       8.08        -        6.79
Income                          3/4/74         15.07      10.00      10.04      -          -        6.87
Income Stock                    5/4/87         19.52      12.26        -      11.44        -         -
Short-Term Bond                 6/1/93          8.40        -          -       4.83        -        6.77
INCOME- TAX EXEMPT
Long-Term                      3/19/82          7.28       7.66       8.60      -          -        5.79
Interediate-Term               3/19/82          7.60       7.71       7.82      -          -        5.22
Short-Term                     3/19/82          5.23       5.52       5.76      -          -        4.36
California Bond*                8/1/89          8.96       7.66        -      7.23         -        5.79
Florida Tax-Free Income*       10/1/93          7.82        -          -       .09         -        5.71
New York Bond*                10/15/90          7.36        -          -      8.65         -        5.60
Texas Tax-Free Income*          8/1/94           -          -          -      8.40         -        5.63
Virginia Bond*                10/15/90          8.79        -          -      8.31         -        5.78
MONEY MARKET
Money Market                    2/2/81          5.33       4.76       6.06     -         5.75         -
Tax Exempt Money Market         2/6/84          3.34       3.57       4.45     -         3.82         -
Treasury Money Market Trust     2/1/91          5.06        -          -      4.01       5.69         -
California Money Market*        8/1/89          3.31       3.36        -      3.71       3.74         -
Florida Tax-Free Money Market* 10/1/93          3.23        -          -      2.72       3.74         -
New York Money Market*        10/15/90          3.15        -          -      2.98       3.69         -
Texas Tax-Free Money Market*    8/1/94           -          -          -      3.06       3.72         -
Virginia Money Market*        10/15/90          3.25        -          -      3.18       3.61         -
* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.
Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

*** Calculated as prescribed by the Securities and Exchange Commission.

++ Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.



                Message from the President

   " . . .  I did decide to practice one
    thing I have preached for many years."


Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)


(Photo of the President, Michael J.C. Roth, appears here)



The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.


[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]


In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,



Michael Joseph Carl Roth
President and
Vice Chairman of the Board


(1)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.


(2)Past performance is no guarantee of future results.












                                 Investment Review
Growth Fund


OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of capital.

Types of Investments: Primarily common stocks.
                                                          7/31/95
Net Assets                                             $922.8 Million
Net Asset Value Per Share                                  $19.06

Average Annual Total Return as of 7/31/95
1 Year                                                      26.46%
5 Years                                                     13.03%
10 Years                                                    12.15%



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/31/85 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: the S&P 500 Index- $40,605 and the USAA Growth Fund - $31,482.]


The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.



Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





Message from the Manager



(Photo of David G. Parsons, Portfolio Manager, appears here)



Strategy
The USAA Growth Fund is a contrarian fund which emphasizes out-of-favor growth companies at time of purchase. At times, a substantial portion of the Fund's assets may be placed in out-of-favor, non-growth companies presenting extremely compelling values.

In accordance with this strategy, within the past seven months, the Fund has taken major positions in oil, airlines, autos and trucking companies. Net cash flow and proceeds from the elimination of retail, apparel, food, beverage and technology companies have been used to pay for these additions. The Fund remains significantly overweighted in tobacco and healthcare.

Fund Performance
For the 12-month period ending July 31, 1995, the Fund performed well. Healthcare, airlines and trucking (since time of purchase) greatly outperformed the market. Tobacco performed in line with the market, whereas oil-related stocks underperformed. Further, the Fund realized net losses from the sale of retail and apparel stocks.

Method of Procedure
I do not make market predictions. I buy companies that: (1) have a future, (2) have scarcity value (a shortage of companies in that industry) and (3) sell at washed out prices due to a thorough dissemination of their actual and potential problems. I sold the retail and apparel stocks because I came to believe they had no scarcity value. Typically, I sell stocks when they again become popular with the investment community. This is now the case with the healthcare companies. Consequently, they are slowly being sold.

Indeed, the strategy of the Fund is to take advantage of these swings in sentiment. I intend to continue this approach of purchasing growth companies while they are out of favor.






         Top 10 Equity Holdings
         (% of Net Assets)

       Student Loan Mktg Assn         4.7
       RJR Nabisco                    4.7
       Philip Morris Cos.             4.6
       Delta Air Lines                4.3
       Amr Corp.                      4.1
       General Motors                 3.4
       Southwest Airlines             3.1
       UST, Inc.                      3.0
       Schlumberger                   2.9
       Royal Dutch Petroleum          2.8

Percentages of the net assets in the portfolio of the investments referenced in the Message from the Manager are as follows: oil-related 25.5% (includes oil-domestic, oil-exploration & production, oil-international, oil-equipment & service, and oil & gas drilling); airlines 12.8%; autos 7.1%; trucking 8.1%; tobacco 18.0%; and healthcare-related 12.5% (includes biotechnology, drugs, healthcare-diversified, and medical products & supplies).
See page 10 for a complete listing of the Portfolio of Investments in Securities.

Distributions to Shareholders

USAA Growth Fund completed its fiscal year on July 31, 1995. As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the following sets forth per share data concerning the portions of the dividend distributions which represent domestic dividend income qualifying for the dividends received deduction, and short-term and long-term capital gains for the year ended July 31, 1995.

The per share data on this schedule reflects distributions related to earnings for the fiscal year ended July 31, 1995, including any distributions subsequent to year end which relate to those earnings. Therefore, the per share data on this table may not agree with other disclosures concerning distributions which occurred during the fiscal year.
          Dividend income -
              domestic (qualifying)         $ .2600
          Short-term capital gain -
              (treated as ordinary income)    .5030
          Long-term capital gain              .5048
                                            --------
          TOTAL DISTRIBUTIONS               $1.2678
                                            ========




Independent Auditors' Report

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Growth Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the five-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Growth Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the five-year period ended July 31, 1995, in conformity with generally accepted accounting principles.

                                 KPMG PEAT MARWICK LLP
San Antonio, Texas
September 5, 1995





Growth Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1995

Assets
   Investments in securities, at market value (identified cost of
   $812,182)                                                         $  921,892
   Cash                                                                     655
   Receivables:
        Capital shares sold                                                 475
        Dividends                                                         1,105
                                                                      ----------
            Total assets                                                924,127
                                                                      ---------
Liabilities
   Capital shares redeemed                                                  399
   USAA Investment Management Company                                       581
   USAA Transfer Agency Company                                             162
   Accounts payable and accrued expenses                                    164
                                                                      ----------
            Total liabilities                                             1,306
                                                                      ----------
               Net assets applicable to capital shares outstanding   $  922,821
                                                                      ==========
Represented by:
   Paid-in capital                                                   $  769,679
   Accumulated undistributed net investment income                        7,433
   Accumulated net realized gain on investments                          35,999
   Net unrealized appreiation of investments                            109,710
                                                                     ----------
               Net assets applicable to capital shares outstanding  $   922,821
                                                                     ==========
   Capital shares outstanding                                            48,416
                                                                     ==========

   Net asset value, redemption price, and offering price per share  $     19.06
                                                                     ==========

See accompanying notes to financial statements.




Growth Fund
Portfolio of Investments in Securities

July 31, 1995


                                                                    Market
   Number                                                           Value
   of Shares                         Security                       (000)
   ---------                        ---------                       -------

                                Common Stocks (98.1%)
               Airlines (12.8%)
    500,000    AMR Corp.*                                          $ 37,500
    500,000    Delta Air Lines, Inc.                                 39,625
  1,000,000    Southwest Airlines Co.                                28,750
  1,300,000    USAir Group, Inc.*                                    12,350
                                                                   ---------
                                                                    118,225
                                                                   ---------
               Automobiles (7.1%)
    400,000    Chrysler Corp.                                        19,500
    500,000    Ford Motor Co.                                        14,438
    650,000    General Motors Corp.                                  31,687
                                                                   ---------
                                                                     65,625
                                                                   ---------

               Biotechnology (1.2%)
    50,000     Amgen, Inc.*                                           4,256
   135,000     Genzyme Corp.*                                         6,649
    31,725     Genzyme Tissue Repair*                                   365
                                                                    --------
                                                                     11,270
                                                                    --------
               Chemicals - Specialty (1.2%)
    225,000    Sigma-Aldrich Corp.                                   11,306
                                                                    --------
               Drugs (2.8%)
    250,000    ALZA Corp.*                                            6,438
    500,000    Upjohn Co.                                            19,250
                                                                    --------
                                                                     25,688
                                                                    --------

               Finance - Business/Commercial (4.7%)
    800,000    Student Loan Marketing Assn.                          43,100
                                                                    --------

               Gaming Companies (2.4%)
    150,000    Harrah's Entertainment, Inc.*                          4,031
    950,000    International Game Technology                         13,775
    150,000    Mirage Resorts, Inc.*                                  4,669
                                                                    --------
                                                                     22,475
                                                                    --------
               Healthcare - Diversified (2.7%)
    300,000    Warner-Lambert Co.                                    25,200
                                                                    --------
               Hotel/Motel (0.2%)
     75,000    Promus Hotel Corp.*                                    1,847
                                                                    --------
               Insurance - Property/Casualty (0.2%)
     30,000    Hartford Steam Boiler Inspection & Insurance Co.       1,335
                                                                    --------
               Manufacturing - Diversified Industries (1.3%)
    400,000    Hillenbrand Industries, Inc.                          11,900
                                                                    --------

               Medical Products & Supplies (5.8%)
    482,000    Bausch & Lomb, Inc.                                   20,485
    200,000    Biomet, Inc.*                                          3,050
    200,000    C.R. Bard, Inc.                                        6,300
  1,000,000    United States Surgical Corp.                          24,000
                                                                    --------
                                                                     53,835
                                                                    --------
               Oil - Domestic (6.3%)
    200,000    Amerada Hess Corp.                                     9,550
    185,000    Atlantic Richfield Co.                                21,321
    400,000    Occidental Petroleum Corp.                             9,000
    150,000    Pennzoil Co.                                           7,031
    400,000    Unocal Corp.                                          11,250
                                                                    -------
                                                                     58,152
                                                                    -------
               Oil - Exploration & Production (3.1%)
    400,000    Apache Corp.                                          10,950
    300,000    Burlington Resources, Inc.                            11,663
    285,000    Union Texas Petroleum Holdings, Inc.                   5,771
                                                                     -------
                                                                     28,384
                                                                     -------

               Oil - International (7.6%)
    200,000    British Petroleum Company plc ADR                     18,150
    275,000    Chevron Corp.                                         13,578
    200,000    Royal Dutch Petroleum Co.                             25,400
    200,000    Texaco, Inc.                                          13,300
                                                                     -------
                                                                     70,428
                                                                     -------
               Oil & Gas Drilling (1.8%)
  1,300,000    Global Marine, Inc.*                                   7,475
    261,200    Sonat Offshore Drilling, Inc.                          8,750
                                                                     ------
                                                                     16,225
                                                                     ------

               Oil Well Equipment & Service (6.7%)
    500,000    Baker Hughes, Inc.                                    11,063
    400,000    Halliburton Co.                                       16,250
    400,000    Schlumberger Ltd.                                     26,800
    282,500    Tidewater, Inc.                                        7,133
                                                                     ------
                                                                     61,246
                                                                     ------
               Pollution Control (2.3%)
     50,000    Browning-Ferris Industries, Inc.                       1,931
    200,000    Safety-Kleen Corp.                                     3,125
    525,000    WMX Technologies, Inc.                                16,407
                                                                     -------
                                                                     21,463
                                                                     -------

               Tobacco (18.0%)
    400,000    American Brands, Inc.                                 15,950
  1,150,550    Dimon, Inc.                                           19,415
    590,000    Philip Morris Companies, Inc.                         42,259
  1,558,292    RJR Nabisco Holdings Corp.                            43,048
    844,200    Universal Corp.                                       18,150
  1,000,000    UST, Inc.                                             27,250
                                                                    --------
                                                                    166,072
                                                                    --------

               Transportation - Miscellaneous (1.8%)
    250,000    Federal Express Corp.*                                16,875
                                                                    --------


               Truckers (8.1%)
    250,000    American Freightways Corp.*                            5,375
    250,000    Arnold Industries, Inc.                                4,563
    500,000    Consolidated Freightways, Inc.                        11,937
    100,000    Heartland Express, Inc.*                               3,025
    250,000    J.B. Hunt Transport Services, Inc.                     4,313
    250,000    Landstar Systems, Inc.*                                7,500
    300,000    M.S. Carriers, Inc.*                                   6,150
    225,000    Roadway Services, Inc.                                11,362
    187,500    Swift Transportation Co., Inc.*                        3,633
    250,000    TNT Freightways Corp.                                  5,500
    250,000    Werner Enterprises, Inc.                               4,937
    400,000    Yellow Corp.*                                          6,050
                                                                   ---------
                                                                     74,345
                                                                   ---------
               Total common stocks (cost: $795,286)                 904,996
                                                                   ---------


                               Short-Term (1.8%)
   Principal
   Amount                                     Coupon
   (000)                                       Rate      Maturity
   ---------                                 -------    ----------
               Commercial Paper
   $16,896     General Motors Acceptance Corp.
                  (cost: $16,896)              5.95%     8/01/95        16,896
                                                                   -----------

               Total investments (cost: $812,182)                  $   921,892
                                                                   ===========


   *Non-income producing.



Growth Fund
Notes to Portfolio of Investments

July 31, 1995


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.


Growth Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995
Net investment income:
   Income:
        Dividends                                               $ 18,465
        Interest                                                   1,595
                                                                --------
           Total income                                           20,060
                                                                --------
   Expenses:
        Management fees                                            5,642
        Transfer agent's fees                                      1,582
        Custodian's fees                                             134
        Postage                                                      209
        Shareholder reporting fees                                    63
        Directors' fees                                                3
        Registration fees                                            115
        Audit fees                                                    30
        Legal fees                                                     5
        Other                                                         32
                                                                 --------
             Total expenses                                        7,815
                                                                 --------
               Net investment income                              12,245
                                                                 --------
Net realized and unrealized gain on investments:
   Net realized gain                                              48,004
   Change in net unrealized appreciation/depreciation            118,291
                                                                 --------
               Net realized and unrealized gain                  166,295
                                                                 --------
Increase in net assets resulting from operations               $ 178,540
                                                                =========
See accompanying notes to financial statements.





Growth Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994


                                                                 1995           1994
                                                                 ----           -----
From operations:
   Net investment income                                      $ 12,245        $  6,723
   Net realized gain on investments                             48,004          81,961
   Change in net unrealized appreciation/depreciation of
     investments                                               118,291         (86,783)
                                                                -------       --------
        Increase in net assets resulting from operations       178,540           1,901
                                                               --------       --------
Distributions to shareholders from:
   Net investment income                                       (10,408)        ( 5,099)
                                                               --------        --------
   Net realized gains                                          (90,772)        (61,438)
                                                              ---------       ---------
From capital share transactions:
   Shares sold                                                 235,002         103,052
   Shares issued for dividends reinvested                       99,768          65,792
   Shares redeemed                                            (107,994)        (90,980)
                                                              ---------       ---------
      Increase in net assets from capital share transactions   226,776          77,864
                                                              ---------       ---------
Net increase in net assets                                     304,136          13,228
Net assets:
   Beginning of period                                         618,685         605,457
                                                              ---------       ---------
   End of period                                             $ 922,821       $ 618,685
                                                              =========       =========
Undistributed net investment income included in net assets:
   Beginning of period                                       $   5,596       $   3,972
                                                             ==========      ==========
   End of period                                             $   7,433       $   5,596
                                                             ==========      ==========
Change in shares outstanding:
   Shares sold                                                  13,617           5,842
   Shares issued for dividends reinvested                        5,967           3,795
   Shares redeemed                                              (6,269)         (5,171)
                                                            -----------      -----------
        Increase in shares outstanding                          13,315           4,466
                                                            ===========      ==========
Authorized shares of $.01 par value                             75,000          50,000
                                                            ===========      ==========
See accompanying notes to financial statements.





Growth Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995
(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment
Company Act of 1940, is a diversified, open end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Growth Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex dividend date. If the ex dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis.
Discounts and premiums on short term securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement willbear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended July 31, 1995.

(3) Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. Distributions of net investment income of $.15 per share, a short-term capital gain of $.223 per share, and a long-term capital gain of $.5048 per share, declared and paid in September 1995, are not reflected in the accompanying financial statements.

(4) Investment Transactions


Purchases and sales of securities, excluding short term securities, for the year ended July 31, 1995 were $635,795 and $511,038, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $119,469 and $9,759, respectively.


(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out of pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 3, 1995 was $110.


(6) Transactions with Affiliates

USAA Investment Management Company is wholly owned by United Services Automobile Association (the Association), a large diversified financial services institution. At July 31, 1995, the Association and its affiliates owned 609 shares (1.3%) of the Fund.









(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:
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

                                              Ten-Month
                                Year Ended    Period Ended
                                  July 31,      July 31,           Year Ended September 30,
                                   1995          1994          1993          1992           1991
                                   ----          ----          ----          ----           ----
Net asset value at
  beginning of period         $  17.63      $  19.76       $   17.49      $  16.28       $  13.25
Net investment income              .26           .19             .19           .36            .46
Net realized and
  unrealized gain (loss)          3.95          (.17)           2.67          1.26           3.03
Distributions from net
  investment income               (.27)         (.16)           (.32)         (.41)         (.46 )
Distributions of realized
  capital gains                  (2.51)        (1.99)           (.27)           _             _
                              ----------    ---------      ----------     ---------     ----------
Net asset value at
  end of period              $   19.06      $  17.63       $   19.76      $  17.49       $ 16.28
                             ==========      ========       =========      ========       =======
Total return (%) *               26.46           .31           16.77         10.17         27.12
Net assets at
  end of period (000)        $ 922,821      $618,685       $ 605,457      $432,125       $318,846
Ratio of expenses to
  average net assets   %)         1.04          1.04(a)         1.07          1.07           1.11
Ratio of net investment
  income to average net
  assets (%)                      1.63          1.33(a)         1.07          2.27           3.18
Portfolio turnover (%)           69.64        117.80           96.19         39.39          36.99


(a)  Annualized.  The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.
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